UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 04/30

Date of reporting period: 04/30/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Toreador Core Fund

ANNUAL REPORT

April 30, 2015

Fund Adviser:

Toreador Research & Trading LLC

422 Fleming Street, Suite 7

Key West, FL 33040

Toll Free (800) 673-0550

Management’s Discussion & Analysis (Unaudited)

For the year ended April 30, 2015, the Toreador Core Fund’s (the “Fund”) Retail Class shares returned 13.57% and Institutional Class shares returned 13.86% versus 13.00% for the Russell 1000 Index. The Fund benefited from slight outperformance across most economic sectors, particularly Health Care and Information Technology, and only underperformed in the Energy and Materials sectors. No single position contributed more than 1.5% to the Fund’s overall performance, with Skyworks Solutions, Inc. providing the greatest contribution to the Fund’s performance for the year, contributing approximately 1.1% to the Fund’s return. Similarly, no position detracted more than approximately 0.5% from the Fund’s return, with Energy stocks (Patterson Energy, Whiting Petroleum, and National Oilwell Varco) being 3 of the top 5 Fund detractors.

Our strategy continues to consist of:

1.	Buying companies trading below our estimate of their intrinsic value;
2.	Avoiding wealth destroying management teams, and
3.	Investing across a broad range of economic sectors.

We continue to remain confident in our belief that such an approach leads to strong and sustainable returns that should achieve our goal of beating the total returns of the Russell 1000 Index over time.

As we have said for the last two years – Europe, China, and Federal Reserve policy continue to be sources of concern. Global conditions are like a car stuck in the mud – wheels spin but the car is not going anywhere. Since last year, Europe has adopted a QE program and China has started to ease interest rates with the hope of keeping its growth miracle moving forward, but for the most part the U.S. still remains the great hope for the world economy.

While global events have a significant impact on absolute returns, our approach is to value the companies in our universe and make relative value decisions regarding which stocks are likely to provide the most attractive future returns compared to the other companies in our investable universe. We continue to believe that the large cap space in which the Fund invests is fairly valued, unlike the common narrative heard across multiple media platforms. We do believe that the valuations of smaller stocks are unfavorable, however, and a sell-off in this area may lead to a sell-off in large cap stocks similar to what we witnessed in October.

The Fund is invested across economic sectors at approximately the same weight as the Russell 1000. The Financial, Technology and Health Care sectors are slightly overweight to the index, offset by slight underweights in the Energy and Consumer Staples sectors. We believe the Financial sector offers attractive opportunities, especially if we enter an environment of rising interest rates. We also believe Health Care and Technology stocks in the portfolio offer attractive risk/return opportunities and thus have above average exposure to the area. Regarding Energy and Consumer Staples, our research shows that finding attractive companies in this space is difficult at the moment, thus our under-weight.

We hope to continue delivering the solid results we obtained the past year by consistently applying our understanding of company valuations and performance expectations to construct portfolios.

The Fund’s top ten holdings are:

Intel Corp.

Bank of America Corp.

B/E Aerospace, Inc.

Microsoft Corp.

Metlife, Inc.

Citigroup, Inc.

Micron Technology, Inc.

SPDR S&P 500 ETF Trust

Target Corp.

Huntsman Corp.

Thank you for your continued trust and investment in our Fund.

Performance Results (Unaudited)

Total Return* (For the periods ended April 30, 2015)
		Average Annual Returns
Fund/Index	One Year	Five Years	Since Inception (June 2, 2006)
Toreador Core Fund – Retail Class	13.57%	13.87%	6.82%
Russell 1000® Index**	13.00%	14.47%	8.04%
S&P 500® Index**	12.98%	14.33%	7.84%
Total annual operating expenses, as disclosed in the Fund’s prospectus dated August 28, 2014, were 1.59% of average net assets (1.21% after fee waivers/expense reimbursements by the Adviser). The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2015, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the expense cap in place at the time of the waiver and the expense cap in place at the time of the repayment. This expense cap may not be terminated prior to August 31, 2015 except by the Board of Trustees.

Total Return* (For the periods ended April 30, 2015)
		Average Annual Return
Fund/Index	One Year	Five Years	Since Inception (September 1, 2009)
Toreador Core Fund – Institutional Class	13.86%	14.13%	15.17%
Russell 1000® Index**	13.00%	14.47%	16.16%
S&P 500® Index**	12.98%	14.33%	15.84%
Total annual operating expenses, as disclosed in the Fund’s prospectus dated August 28, 2014, were 1.34% of average net assets (0.96% after fee waivers/expense reimbursements by the Adviser). The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2015, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the expense cap in place at the time of the waiver and the expense cap in place at the time of the repayment. This expense cap may not be terminated prior to August 31, 2015 except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The Russell 1000® Index and S&P 500® Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on June 2, 2006 (commencement of Retail Class operations) and held through April 30, 2015. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000® Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The indices returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-673-0550.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on September 1, 2009 (commencement of Institutional Class operations) and held through April 30, 2015. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000® Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The indices returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-673-0550.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

1	As a percentage of net assets.
2	Primarily consist of companies included in the S&P 500® Index and the Russell 1000® Index.

The investment objective of the Toreador Core Fund (the “Fund”) is long-term capital appreciation.

The Fund invests primarily in equity securities of U.S. and foreign large cap companies of a size similar to those in either the S&P 500® Index or the Russell 1000® Index. As of May 31, 2014, the Russell 1000 Index was composed of companies having market capitalizations of between $2.20 billion and $545.254 billion. As of April 30, 2015 the S&P 500 was composed of companies having market capitalizations of between $3.69 billion and $728.967 billion. In choosing investments, the Fund’s adviser, Toreador Research & Trading LLC (the “Adviser”), typically selects large cap equity securities that it believes offer superior return potential and may consider, among other factors, a company’s valuation, projected future earnings, growth potential, recent performance, and business strategy.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if the short-term redemption fee imposed by the Fund were included, your costs would have been higher.

Toreador Core Fund – Retail Class	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period* November 1, 2014 – April 30, 2015
Actual	$1,000.00	$1,045.90	$6.09
Hypothetical**	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Toreador Core Fund – Institutional Class	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period* November 1, 2014 – April 30, 2015
Actual	$1,000.00	$1,047.30	$4.82
Hypothetical**	$1,000.00	$1,020.08	$4.76

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS

April 30, 2015

Common Stocks – 94.90%	Shares	Fair Value
Consumer Discretionary – 12.36%
Advance Auto Parts, Inc.	6,545	$935,935
Aramark	42,000	1,290,660
Big Lots, Inc.	26,036	1,186,461
Choice Hotels International, Inc.	22,252	1,332,227
Delphi Automotive PLC	22,263	1,847,829
Expedia, Inc.	12,785	1,204,731
Johnson Controls, Inc.	35,150	1,770,857
Kohl’s Corp.	17,956	1,286,547
Macy’s, Inc.	17,320	1,119,392
Marriott International, Inc. – Class A	15,309	1,225,486
O’Reilly Automotive, Inc. *	7,257	1,580,792
Penn National Gaming, Inc. *	78,534	1,262,827
Target Corp.	32,930	2,595,872

		18,639,616

Consumer Staples – 3.38%
Keurig Green Mountain, Inc.	9,120	1,061,294
Mead Johnson Nutrition Co.	8,723	836,710
Pilgrim’s Pride Corp.	38,785	957,990
Walgreens Boots Alliance, Inc.	27,000	2,239,110

		5,095,104

Energy – 4.39%
Baker Hughes, Inc.	14,164	969,667
Cameron International Corp. *	15,259	836,498
National Oilwell Varco, Inc.	13,335	725,557
PBF Energy, Inc.	45,530	1,292,141
Tesoro Corp.	16,581	1,423,147
Valero Energy Corp.	23,988	1,364,917

		6,611,927

Financials – 22.36%
Affiliated Managers Group, Inc. *	5,481	1,239,419
Aflac, Inc.	15,986	1,007,757

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS – continued

April 30, 2015

Common Stocks – 94.90% – continued	Shares	Fair Value
Financials – 22.36% – continued
Allstate Corp./The	16,923	$1,178,856
American International Group, Inc.	22,214	1,250,426
Aspen Insurance Holdings Ltd.	26,468	1,236,850
Assured Guaranty Ltd.	48,135	1,251,029
Axis Capital Holdings Ltd.	23,545	1,225,753
Bank of America Corp.	356,872	5,684,971
Capital One Financial Corp.	13,793	1,115,164
CBOE Holdings, Inc.	18,753	1,055,231
Citigroup, Inc.	63,150	3,367,158
Discover Financial Services	17,019	986,591
Endurance Specialty Holdings Ltd.	19,363	1,169,138
Everest Re Group Ltd.	6,914	1,236,984
JPMorgan Chase & Co.	26,398	1,669,938
Lincoln National Corp.	20,360	1,150,136
MetLife, Inc.	65,675	3,368,471
Prudential Financial, Inc.	12,316	1,004,986
Travelers Cos., Inc./The	11,739	1,186,930
Unum Group	31,171	1,064,801
XL Group PLC	34,126	1,265,392

		33,715,981

Health Care – 16.81%
AbbVie, Inc.	18,111	1,171,057
Aetna, Inc.	13,017	1,391,127
AmerisourceBergen Corp.	12,761	1,458,582
Amgen, Inc.	7,541	1,190,799
Anthem, Inc.	9,749	1,471,417
Biogen Idec, Inc. *	3,969	1,484,128
Boston Scientific Corp. *	57,467	1,024,062
C.R. Bard, Inc.	7,686	1,280,334
CIGNA Corp.	11,850	1,476,984
Cooper Cos., Inc./The	7,024	1,250,764
Endo International PLC *	13,110	1,102,092
Gilead Sciences, Inc. *	20,675	2,078,044

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS – continued

April 30, 2015

Common Stocks – 94.90% – continued	Shares	Fair Value
Health Care – 16.81% – continued
HCA Holdings, Inc. *	15,327	$1,134,351
Hologic, Inc. *	43,253	1,459,356
Jazz Pharmaceuticals PLC *	7,080	1,265,196
McKesson Corp.	3,750	837,750
Omnicare, Inc.	15,245	1,341,255
United Therapeutics Corp. *	9,571	1,528,393
VCA, Inc. *	27,624	1,407,995

		25,353,686

Industrials – 11.15%
AMERCO	4,253	1,369,636
American Airlines Group, Inc.	40,000	1,931,400
Avis Budget Group, Inc. *	18,329	992,332
B/E Aerospace, Inc.	89,143	5,329,860
Delta Air Lines, Inc.	54,618	2,438,148
HD Supply Holdings, Inc. *	37,722	1,244,826
KLX, Inc. *	44,571	1,867,971
Trinity Industries, Inc.	26,932	729,588
United Rentals, Inc. *	9,480	915,578

		16,819,339

Information Technology – 20.72%
ARRIS Group, Inc. *	42,599	1,434,521
Broadcom Corp. – Class A	28,849	1,275,270
CDW Corp.	32,799	1,256,858
CommScope Holding Co., Inc. *	44,509	1,313,461
Electronic Arts, Inc. *	28,935	1,680,834
Hewlett-Packard Co.	31,351	1,033,643
Intel Corp.	247,305	8,049,778
Jabil Circuit, Inc.	58,055	1,307,399
Marvell Technology Group Ltd.	62,814	880,024
Micron Technology, Inc. *	95,000	2,672,350
Microsoft Corp.	95,000	4,620,800
Rovi Corp. *	54,916	1,016,495
Skyworks Solutions, Inc.	18,400	1,697,400

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS – continued

April 30, 2015

Common Stocks – 94.90% – continued	Shares	Fair Value
Information Technology – 20.72% – continued
Tech Data Corp. *	16,900	$952,653
Visa, Inc. – Class A	16,676	1,101,450
Xerox Corp.	83,082	955,443

		31,248,379

Materials – 3.02%
Huntsman Corp.	109,500	2,523,975
Lyondellbasell Industries NV – Class A	19,618	2,030,855

		4,554,830

Utilities – 0.71%
UGI Corp.	30,643	1,066,683

TOTAL COMMON STOCKS (Cost $118,933,306)		143,105,545

Exchange-Traded Funds – 1.74%
SPDR S&P 500 ETF Trust	12,553	2,617,552

TOTAL EXCHANGE-TRADED FUNDS (Cost $2,585,281)		2,617,552

Money Market Securities – 2.67%
Huntington Money Market Fund, Institutional Shares, 0.04% (a)	4,025,210	4,025,210

TOTAL MONEY MARKET SECURITIES (Cost $4,025,210)		4,025,210

	Contracts
Call Options Purchased – 0.86%
Intel Corp./ January 2016/ Strike $30.00 (b)	3,500	1,298,500

TOTAL CALL OPTIONS PURCHASED (Cost $1,908,978)		1,298,500

TOTAL INVESTMENTS – 100.17% (Cost $127,452,775)		151,046,807

Liabilities in Excess of Other Assets – (0.17)%		(258,601)

TOTAL NET ASSETS – 100.00%		$150,788,206

(a)	Rate disclosed is the seven day yield as of April 30, 2015.
(b)	Each call option contract has a multiplier of 100 shares.
*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments in securities at fair value (cost $127,452,775)	$151,046,807
Cash	11,684
Receivable for fund shares sold	186,963
Dividends receivable	24,267
Prepaid expenses	40,757

Total Assets	151,310,478

Liabilities
Payable for fund shares redeemed	380,771
Payable to Adviser	68,048
Payable to administrator, fund accountant, and transfer agent	22,841
Accrued service fees – Retail class	15,746
Payable to custodian	3,034
Payable to trustees	39
Other accrued expenses	31,793

Total Liabilities	522,272

Net Assets	$150,788,206

Net Assets consist of:
Paid-in capital	$127,054,344
Accumulated undistributed net investment income	300,101
Accumulated undistributed net realized loss from investment transactions and option contracts	(160,271)
Net unrealized appreciation on investments	24,204,510
Net unrealized depreciation on option contracts	(610,478)

Net Assets	$150,788,206

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENT OF ASSETS AND LIABILITIES – continued

April 30, 2015

Net Assets: Retail Class	$74,293,664

Shares outstanding (unlimited number of shares authorized, no par value)	5,067,564

Net asset value (“NAV”) and offering price per share	$14.66

Redemption price per share (NAV * 98%) (a)	$14.37

Net Assets: Institutional Class	$76,494,542

Shares outstanding (unlimited number of shares authorized, no par value)	5,211,190

Net asset value (“NAV”) and offering price per share	$14.68

Redemption price per share (NAV * 98%) (a)	$14.39

(a)	The Fund charges a 2% redemption fee on shares redeemed in 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENT OF OPERATIONS

For the year ended April 30, 2015

Investment Income
Dividend income (net of foreign taxes withheld of $929)	$1,833,486

Total investment income	1,833,486

Expenses
Investment Adviser fee	1,178,224
Service fee – Retail class	167,585
Administration expenses	121,347
Fund accounting expenses	68,325
Transfer agent expenses	80,071
Legal expenses	38,405
Registration expenses	42,302
Custodian expenses	17,536
Audit expenses	18,625
Trustee expenses	14,875
Insurance expense	7,562
Pricing expenses	6,053
Report printing expense	31,721
CCO expense	9,188
Miscellaneous expenses	2,689

Total expenses	1,804,508
Fees waived and expenses reimbursed by Adviser	(391,710)

Net operating expenses	1,412,798

Net investment income	420,688

Net Realized and Unrealized Gain on Investments and Option Contracts
Net realized gain on investment transactions	4,603,809
Net realized gain on option transactions	1,424,234
Net change in unrealized appreciation of investments	10,063,949
Net change in unrealized depreciation of option contracts	(1,010,876)

Net realized and unrealized gain on investments and option contracts	15,081,116

Net increase in net assets resulting from operations	$15,501,804

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Increase in Net Assets due to:
Operations
Net investment income	$420,688	$201,326
Net realized gain on investment transactions and option contracts	6,028,043	8,039,470
Net change in unrealized appreciation of investments and option contracts	9,053,073	6,320,201

Net increase in net assets resulting from operations	15,501,804	14,560,997

Distributions
From net investment income – Retail Class	(21,715)	(24,510)
From net investment income – Institutional Class	(169,749)	(114,939)
From net realized gains – Retail Class	(4,867,461)	(2,938,693)
From net realized gains – Institutional Class	(5,168,649)	(3,333,303)

Total distributions	(10,227,574)	(6,411,445)

Capital Transactions – Retail Class
Proceeds from shares sold	36,995,073	24,150,246
Reinvestment of distributions	4,545,142	2,917,599
Amount paid for shares redeemed	(22,027,939)	(8,700,070)
Proceeds from redemption fees (a)	14,466	10,595

Total Retail Class	19,526,742	18,378,370

Capital Transactions – Institutional Class
Proceeds from shares sold	43,547,668	23,955,034
Reinvestment of distributions	3,822,056	2,944,788
Amount paid for shares redeemed	(21,139,645)	(7,691,944)
Proceeds from redemption fees (a)	10,793	954

Total Institutional Class	26,240,872	19,208,832

Net increase in net assets resulting from capital transactions	45,767,614	37,587,202

Total Increase in Net Assets	51,041,844	45,736,754

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS – continued

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Net Assets
Beginning of year	$99,746,362	$54,009,608

End of year	$150,788,206	$99,746,362

Accumulated net investment income included in net assets at end of year	$300,101	$89,813

Share Transactions – Retail Class
Shares sold	2,528,748	1,768,524
Shares issued in reinvestment of distributions	313,026	216,761
Shares redeemed	(1,502,253)	(642,658)

Total Retail Class	1,339,521	1,342,627

Share Transactions – Institutional Class
Shares sold	2,922,568	1,773,223
Shares issued in reinvestment of distributions	263,046	218,781
Shares redeemed	(1,437,207)	(568,763)

Total Institutional Class	1,748,407	1,423,241

Net increase in shares outstanding	3,087,928	2,765,868

(a)	The Fund charges a 2% redemption fee on shares redeemed in 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND – RETAIL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)	Year ended April 30, 2015
Selected Per Share Data:
Net asset value, beginning of year	$13.87

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain (loss) on investments and option contracts	1.85

Total from investment operations	1.87

Less distributions to shareholders:
From net investment income	— (a)
From net realized gains	(1.08)

Total distributions	(1.08)

Paid in capital from redemption fees (a)	—

Payment by affiliate for investment violation and trading error	—

Net asset value, end of year	$14.66

Total Return (c)	13.57%

Ratios and Supplemental Data:
Net assets, end of year (000)	$74,294
Ratio of expenses to average net assets	1.20%
Ratio of expenses to average net assets before waiver and reimbursement	1.50%
Ratio of net investment income (loss) to average net assets	0.20%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(0.10)%
Portfolio turnover rate	64%

(a)	Amounts to less than $0.005 per share.

(b)	See Note 6 in the Notes to the Financial Statements.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	Before the reimbursement from Adviser for the loss on trading error, the total return for the year would have been -1.76%.

(e)	Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have remained 18.08%.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND – RETAIL CLASS

FINANCIAL HIGHLIGHTS

Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2012		Year ended April 30, 2011

$12.20	$10.82	$11.03		$9.36

0.01	0.06	0.03		0.03
2.85	1.76	(0.23)		1.66

2.86	1.82	(0.20)		1.69

(0.01)	(0.06)	(0.02)		(0.02)
(1.18)	(0.38)	—		—

(1.19)	(0.44)	(0.02)		(0.02)

—	—	—		—

—	—	0.01	(b)	—	(a)(b)

$13.87	$12.20	$10.82		$11.03

23.72%	17.37%	(1.67	)%(d)	18.08	%(e)

$51,700	$29,109	$31,207		$35,866
1.20%	1.20%	1.20%		1.20%
1.58%	1.73%	1.65%		1.86%
0.15%	0.44%	0.27%		0.29%
(0.23)%	(0.09)%	(0.18)%		(0.37)%
95%	77%	105%		86%

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)	Year ended April 30, 2015
Selected Per Share Data
Net asset value, beginning of year	$13.88

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain (loss) on investments and option contracts	1.86

Total from investment operations	1.92

Less distributions to shareholders:
From net investment income	(0.04)
From net realized gains	(1.08)

Total distributions	(1.12)

Paid in capital from redemption fees (a)	—

Payment by affiliate for investment violation and trading error	—

Net asset value, end of year	$14.68

Total Return (c)	13.86%

Ratios and Supplemental Data
Net assets, end of year (000)	$76,495
Ratio of expenses to average net assets	0.95%
Ratio of expenses to average net assets before waiver and reimbursement	1.25%
Ratio of net investment income (loss) to average net assets	0.45%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	0.15%
Portfolio turnover rate	64%

(a)	Amounts to less than $0.005 per share.

(b)	See Note 6 in the Notes to the Financial Statements.

(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(d)	Before the reimbursement from Adviser for the loss on trading error, the total return for the year would have been -1.51%.

(e)	Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have remained 18.26%.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012		Year Ended April 30, 2011

$12.21	$10.83	$11.04		$9.37

0.05	0.08	0.04		0.04
2.84	1.77	(0.21)		1.67

2.89	1.85	(0.17)		1.71

(0.04)	(0.09)	(0.05)		(0.04)
(1.18)	(0.38)	—		—

(1.22)	(0.47)	(0.05)		(0.04)

—	—	—		—

—	—	0.01	(b)	—	(a)(b)

$13.88	$12.21	$10.83		$11.04

23.97%	17.69%	(1.42	)%(d)	18.26	%(e)

$48,047	$24,901	$19,673		$10,334
0.95%	0.95%	0.95%		0.95%
1.33%	1.49%	1.43%		1.57%
0.39%	0.70%	0.47%		0.40%
0.02%	0.16%	(0.01)%		(0.22)%
95%	77%	105%		86%

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2015

NOTE 1. ORGANIZATION

Toreador Core Fund (the “Fund,” formerly known as the Toreador Large Cap Fund) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 12, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment Adviser is Toreador Research & Trading LLC (the “Adviser”). The Fund’s investment objective is long-term capital appreciation.

The Fund currently offers two classes of shares, Retail Class and Institutional Class. Retail Class shares were first offered to the public on June 2, 2006; and Institutional Class shares were first offered to the public on September 1, 2009. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Trustees. Expenses attributable to any class are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended April 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

assets, results of operations or net asset values per share of the Fund. For the year ended April 30, 2015, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)
$—	$(18,936)	$18,936

Options – The Fund may use options in order to hedge its portfolio, to manage risk or to obtain market exposure. The Fund may buy or sell put and call options, such as options on securities and equity indices, and enter into closing transactions with respect to options to terminate an existing position. As an example, the Fund may buy index options to serve as a hedge against overall fluctuations in the securities market represented by the relevant market index. The Fund may sell put or call options to enable the Fund to enhance income by reason of the premiums paid by the buyer of such options. The Fund will sell call options only to the extent that it owns the underlying security or, with respect to options on stock indices, holds a portfolio of securities substantially replicating the movement of the index.

Purchasing Put Options – As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction. See Note 4 for additional disclosures.

Purchasing Call Options – As the holder of a call option, the Fund has the right to purchase the underlying security or currencies at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. See Note 4 for additional disclosures.

Writing Covered Call Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian or as otherwise required by the rules of the exchange the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding. The writing of covered call options is considered to be a conservative investment technique. The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. In the event the option expires, premiums received are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received in determining realized gains or losses.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

• Level 1 –	quoted prices in active markets for identical securities
• Level 2 –	other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock and exchanged traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual fund. These securities are categorized as Level 1 securities.

Call and put options that the Fund invests in and writes are generally traded on an exchange. These options in which the Fund invests are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued at the mean between the bid and ask prices. The options will generally be categorized as Level 1 securities.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2015:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$143,105,545	$—	$—	$143,105,545
Exchange-Traded Funds	2,617,552	—	—	2,617,552
Money Market Securities	4,025,210	—	—	4,025,210
Call Options Purchased	1,298,500	—	—	1,298,500
Total	$151,046,807	$—	$—	$151,046,807

*	Refer to the Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended April 30, 2015, the Fund had no transfers between levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2015

NOTE 4: DERIVATIVE TRANSACTIONS

Call options purchased are represented on the Statement of Assets and Liabilities under investments in securities at fair value and on the Statement of Operations under net realized gain (loss) on option transactions and change in unrealized appreciation (depreciation) on option contracts.

Please see the chart below for information regarding call options purchased for the Fund.

At April 30, 2015:

Derivatives	Location of Derivatives on Statements of Assets & Liabilities
Call Options Purchased	Investment in Securities, at fair value	$1,298,500

For the year ended April 30, 2015 :

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk: Call Options Purchased	Net realized and unrealized gain (loss) on options	4,750	4,000	$1,424,234	$(1,010,876)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the Amended and Restated Management Agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the Fund’s average net assets. For the fiscal year ended April 30, 2015, before the waiver described below, the Adviser earned a fee of $1,178,224 from the Fund. The Adviser has contractually agreed through August 31, 2015, to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Retail Class shares only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest do not exceed 0.95% of the Fund’s average daily net assets. For the fiscal year ended April 30, 2015, the Adviser waived fees of $391,710. At April 30, 2015, the Adviser was owed $68,048 from the Fund for advisory services.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2015

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time the expense was waived or currently in effect, whichever is lower as described above. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at April 30, 2015, are as follows:

Amount	Subject to Repayment Until April 30,
$251,538	2016
279,176	2017
391,710	2018

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended April 30, 2015, HASI earned fees of $121,347 for administrative services provided to the Fund. At April 30, 2015, the Fund owed HASI $10,284 for administrative services.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended April 30, 2015, the Custodian earned fees of $17,536 for custody services provided to the Fund. At April 30, 2015, the Fund owed the Custodian $3,034 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended April 30, 2015, HASI earned fees of $80,071 from the Fund for transfer agent services. For the fiscal year ended April 30, 2015, HASI earned fees of $68,325 from the Fund for fund accounting services. At April 30, 2015, the Fund owed HASI $6,663 for transfer agent services and $5,894 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended April 30, 2015. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2015

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Fund has adopted an Administrative Services Plan (“Plan”) with respect to Retail Class shares, pursuant to which the Fund pays an annual fee (“Service Fee”) of 0.25% of the average daily net assets of the Fund’s Retail Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Retail Class shareholders. Financial intermediaries eligible to receive payments under the Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund, its distributor and/or the Adviser to provide ongoing administrative and shareholder account services to their customers who hold the Fund’s Retail Class shares. For purposes of the Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Retail Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Retail Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Retail Class shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to Retail Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Retail Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and conformations of purchases, exchanges and redemptions. For the fiscal year ended April 30, 2015, the Retail Class incurred Service fees of $167,585. At April 30, 2015, $15,746 was owed to the Adviser pursuant to the Administrative Services Plan.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2015

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended April 30, 2015, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$—
Other	115,196,441
Sales
U.S. Government Obligations	$—
Other	80,679,304

During the fiscal year ended April 30, 2012, the Adviser submitted a trade ticket on which shares of 41 different security issues were purchased in excess of the intended amount. To correct the error, sales of the excess shares were subsequently executed, although at a net lower price than the original purchase price, thus resulting in a loss to the Fund of $64,083. The Adviser has reimbursed the Fund for the total amount of the losses noted above.

During the fiscal year ended April 30, 2011, the Adviser mistakenly purchased shares of Huntington Bancshares, Inc., (“HBAN”), of which Huntington National Bank, Inc. is a subsidiary. Due to the affiliation of Huntington National Bank, Inc. as the parent company of Unified Financial Securities, Inc. (the Fund’s Distributor), the Fund is not permitted to invest in HBAN. Upon notification of this error, the Adviser closed the Fund’s position in HBAN, resulting in a loss of $460, which the Adviser subsequently reimbursed to the Fund.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At April 30, 2015, Charles Schwab & Co., for the benefit of its customers, owned 34.91% of the Fund. As a result, Charles Schwab & Co. may be deemed to control the Fund.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2015

NOTE 9. FEDERAL TAX INFORMATION

At April 30, 2015, the appreciation (depreciation) of investments and option contracts for tax purposes was as follows:

Gross appreciation	$26,973,974
Gross (depreciation)	(3,390,179)

Net appreciation on investments	$23,583,795

At April 30, 2015, the aggregate cost of securities for federal income tax purposes, was $127,463,012.

The tax characterization of distributions for the fiscal years ended April 30, 2015 and April 30, 2014, are as follows:

	2015	2014
Distributions paid from:
Ordinary income*	$3,468,147	$1,636,196
Long-term capital gain	6,759,427	4,775,249

	$10,227,574	$6,411,445

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At April 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$301,813
Undistributed long-term capital gain	16
Unrealized appreciation	23,583,795
Other accumulated losses	(151,762)

Total accumulated earnings	$23,733,862

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and return of capital distributions received by the Fund.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2015

NOTE 9. FEDERAL TAX INFORMATION – continued

Under current tax law, net investment losses realized after December 31 and capital losses realized after October 31 of a fund’s fiscal year may be deferred and treated as occuring on the first business day of the following fiscal year for tax purposes. As of April 30, 2015, the Fund had post-October capital losses in the amount of $151,762.

NOTE 10. SUBSEQUENT EVENT

Effective as of the close of business on May 8, 2015, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”), the Fund’s shares were exchanged for shares of a new, identically named series of World Funds Trust (the “New Fund”). The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the New Fund reflected the historical basis of the assets of the Fund as of the date of the Reorganization. The Fund and the New Fund have identical investment objectives and principal investment strategies. Toreador Research & Trading, LLC, the current investment adviser to the Fund, continues to serve as the investment adviser to the New Fund. All of the other service providers for the Fund changed, and the New Fund is overseen by a different board of trustees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Toreador Core Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Toreador Core Fund (the “Fund”), a series of Unified Series Trust, as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toreador Core Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

June 25, 2015

Additional Federal Income Tax Information (Unaudited):

Qualified Dividend Income: For the year ended April 30, 2015, the Fund designates 60.97% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended April 30, 2015, the Fund designates 60.85% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Long-Term Capital Gains: For the year ended April 30, 2015, the Fund hereby designates as a capital gain dividend with respect to the taxable year ending April 30, 2015, $6,759,427, or, subsequently determined to be different, the net capital gain of such year.

The Funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 67) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 68) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 64) Independent Trustee, December 2002 to present	Chief Executive Officer of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director and Vice President of Standard Steel Holdings Co. since January 2015; Director of Steel Wheels Acquisition Corp. and Standard Steel, Inc. from August 2011 to December 2014; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (Age – 62) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Director and Immediate Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer , Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 14 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 59)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (Age – 53) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007, Director since May 2014; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Interim President of Unified Series Trust from March 2012 to August 2013; Senior Vice President of Unified Series Trust from May 2007 to August 2013; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007, Director since May 2014; Chief Compliance Officer and AML Officer of Capitol Series Trust since September 2013; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Zachary P. Richmond (Age – 34) Treasurer and Chief Financial Officer, November 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 68) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Latavia M. Evans (Age – 28) Secretary, February 2015 to present	Paralegal, Risk and Compliance, Huntington Asset Services, Inc., the Trust’s administrator, since May 2014; Paralegal at private law firm from May 2012 to May 2014; Paralegal at Fayette County Attorney’s Office from February 2011 to May 2012; Paralegal Intern at Kentucky Department of Public Advocacy from September 2010 to December 2010; Student from September 2009 to December 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 14 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 673-0550 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 673-0550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Latavia M. Evans, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Toreador Research & Trading LLC

422 Fleming Street, Suite 7

Key West, FL 33040

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

TOREADOR CORE FUND

ANNUAL REPORT

April 30, 2015

Fund Adviser:

Toreador Research & Trading LLC

422 Fleming Street, Suite 7

Key West, FL 33040

Toll Free (800) 673-0550

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	The Toreador Fund:	FY 2015	$14,500
		FY 2014	$14,500

(b)	Tax Fees
		Registrant
	The Toreador Fund:	FY 2015	$2,500
		FY 2014	$2,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(c)	All Other Fees
		Registrant
	The Toreador Fund:	FY 2015	$1,125
		FY 2014	$0

(d) (1) Audit	Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(e)        During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(f)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2015	$0	$0
FY 2014	$0	$0

(g)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Unified Series Trust

By /s/ John C. Swhear
John C. Swhear, President
Date 6/29/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John C. Swhear
John C. Swhear, President
Date 6/29/2015

By /s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer
Date 6/29/2015